SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 17, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                0- 49980                22-3798677
        -------------                --------                ----------
(State or other jurisdiction        (File No.)               (IRS Employer
     of incorporation)                                  Identification Number)


  310 North Avenue East, Cranford, New Jersey                  07016
  -------------------------------------------                  -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last Report)

                          Synergy Financial Group, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.           Other Events
                  ------------

         Reference is made to the press release dated September 17, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  ------------------------

         (c)      Exhibits.

                  99       Press Release dated September 17, 2002.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       SYNERGY FINANCIAL GROUP, INC.



Date: September 17, 2002               By: /s/John S. Fiore
                                           -------------------------------------
                                           John S. Fiore
                                           President and Chief Executive Officer